Prospectus Supplement                                  41458 3/98
dated March 13, 1998 to:
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Putnam Diversified Income Trust (the "fund")
Prospectuses dated January 30, 1998

The fourth paragraph under the heading "Distribution Plans" is replaced with the following:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates of 0.25% and 0.40% of the average net asset value of class B and class M shares, respectively, for which such dealers are designated as the dealer of record.